UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 15, 2005

NUVIM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51359	13-4083851
(Commission File Number)	(IRS Employer Identification No.)

12 Route 17 North, Suite 210
Paramus, NJ	07652
(Address of Principal Executive Offices)	(Zip Code)

(201) 556-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 8.01. Other Events.

On August 15, 2005, NuVim, Inc. issued a press release announcing that it had expanded its test of distribution of its NuVim® nutritional beverages at Wal-Mart stores by adding an additional distribution center that services approximately 40 Wal-Mart Supercenters. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated August 15, 2005.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUVIM, INC.
By:	/s/ Richard P. Kundrat Richard P. Kundrat Chief Executive Officer

Date: August 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 15, 2005.